SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1st, 2002
                                                  ------------------

                                Zeta Corporation
             (Exact name of registrant as specified in its charter)



Florida                                              000-29819
-------                                              ---------
(State or other jurisdiction of incorporatio     (Commission File Number)

58-2349413
----------
(IRS Employer Identification Number)


1628 West 1st Avenue, Suite 216, Vancouver, British Columbia     V6J 1G1
------------------------------------------------------------     -------
                (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code:   (604) 659-5005
                                                      --------------


ITEM 1. Changes in Control of Registrant.

None.

ITEM 2. Acquisition or Disposition of Assets.

None.

ITEM 3. Bankruptcy or Receivership.

None.

ITEM 4. Changes in Registrant's Certifying Accountant.

None.

ITEM 5. Other Events.

     At a Board of Directors meeting held on November 1st , 2002, the Company's Board of Directors agreed to close its website, www.newcompanycapital.com, and cease its web related operations due to the poor performance of the Company's business and continued weakness in its business sector. Also at this meeting, the Board of Directors determined that pursuing a new business would be in the best interest of the Company and authorized the signing of a Cooperative Research and Development Agreement with the United States Department of Agriculture, which involves optimizing the function of a patented cell line and applying this technology to the development of extracorporeal liver assist device.


ITEM 6. Resignations of Registrant's Director's

None.

ITEM 7. Financial Statements and Exhibits.

None.

ITEM 8. Change in Fiscal Year.

None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                ZETA CORPORATION

                       By:/S/Harvinder Dhaliwal
                          -----------------------------
                          Harvinder Dhaliwal, Director,
                          Secretary/Treasurer


Date: November 1st, 2002